UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2020

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01.	OTHER EVENTS.

Moody National REIT II, Inc. (the “Company”) convened its annual meeting of stockholders (the “Annual Meeting”) on October 15, 2020. Due to the lack of the presence of a quorum at the Annual Meeting, the Company adjourned the Annual Meeting before any of the proposals set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on September 4, 2020 (the “Proxy”), were voted upon.

The Annual Meeting will reconvene on November 12, 2020 at 10:30 a.m., Central Time, at the Hampton Inn located at 11333 Katy Fwy, Houston, TX 77079. The Company does not expect to take up any items of business at the reconvened Annual Meeting other than those set forth in the Proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2020	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President